VANGUARD  WELLESLEY(R)  INCOME FUND

ANNUAL REPORT--DECEMBER 31, 2000



[SHIP]
[A MEMBER OF
THE VANGUARD GROUP LOGO]

SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

** THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
** DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
** PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Wellesley Income Fund made a strong comeback in 2000, earning a terrific 16.2% total return and outpacing its benchmarks.

* The fund's bond holdings earned about 11%, as falling longer-term interest rates boosted prices of corporate and government bonds.

* Our stock segment earned a remarkable 25% in 2000--even as the broad market fell -11%--in part because of our avoidance of technology stocks and emphasis on electric-utility stocks.


CONTENTS

1 Letter from the Chairman

6 Report from the Adviser

10 Fund Profile

12 Glossary of Investment Terms

14 Performance Summary

15 Report on After-Tax Returns

16 Financial Statements

26 Report of Independent Accountants

LETTER
from the Chairman



Fellow Shareholder,

In an excellent comeback performance, vanguard wellesley income fund recorded a terrific 16.2% return during 2000. Our result reflected a very strong year for bonds and a marvelous year for the kind of high-yielding value stocks that Wellesley emphasizes. The same investment disciplines and strategy that had hurt our performance in 1999 were the keys to success in 2000 and rewarded shareholders who stayed the course with Wellesley.
     As the adjacent table shows, Wellesley Income Fund's total return (capital change plus reinvested dividends) far outpaced returns of its comparative standards--the average income fund and the Wellesley Composite Index, which is weighted in accordance with our typical asset allocation of 65% in high-quality corporate bonds and 35% in high- yielding, value-oriented stocks.
     Our fund's total return is based on an increase in net asset value from $18.85 per share on December 31, 1999, to $20.34 per share on December 31, 2000. The return reflects dividends totaling $1.06 per share paid from net investment income and a distribution of $0.40 per share paid from net realized capital gains. The fund's annualized yield at year-end 2000 was 5.0%, down from 5.7% on December 31, 1999.

2000 TOTAL RETURNS              Year Ended
                               December 31
------------------------------------------
Vanguard Wellesley Income Fund     16.2%

Average Income Fund*                5.0

Wellesley Composite Index**        11.0
------------------------------------------
*    Derived from data provided by Lipper Inc.
** Made up of unmanaged bond/stock benchmarks. The bond component, which is weighted 65%, was based on the Lehman Long Credit AA or Better Bond Index through March 31, 2000, and the Lehman Credit A or Better Index thereafter. The stock component is 26% S&P 500/BARRA Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Telephone Index.


FINANCIAL MARKETS IN REVIEW

The year 2000 was in many ways the flip side of its predecessor. The pace of economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market slumped instead of soaring, "dot-com" changed from a magic formula to near-poison for investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999--provided the best returns.
     Interestingly, 2000 started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking ninth year of growth uninterrupted by a recession, and gross domestic product grew at an annual pace of 4.8% during the first quarter. In March, broad stock market indexes were pushed to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.
     Then came an abrupt reversal. The technology-dominated Nasdaq Composite Index fell -34% in the five weeks after its March high. And despite many interim rallies, the Nasdaq returned -38.7% for the 12 months, having fallen -51% from its peak in March to the year-end. The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -11.0% for the year--its first negative return since 1994 and its worst calendar-year performance since 1974.

MARKET BAROMETER                                    Average Annual Total Returns
                                                 Periods Ended December 31, 2000
                                                 One         Three          Five
                                                Year         Years         Years
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     11.6%         6.4%          6.5%
Lehman 10 Year Municipal Bond Index             10.8          5.3           5.9
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        6.0          5.2           5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -9.1%        12.3%         18.3%
Russell 2000 Index (Small-caps)                 -3.0          4.6          10.3
Wilshire 5000 Index (Entire market)            -11.0         10.7          16.7
MSCI EAFE Index (International)                -14.0          9.6           7.4
================================================================================
CPI
Consumer Price Index                             3.4%         2.6%          2.5%
--------------------------------------------------------------------------------

     Several factors were at work in the markets. High energy prices raised the specter of inflation and cut into profits for some industries. A stronger U.S.
dollar threatened corporate profits from foreign operations. And the Federal Reserve Board's series of interest rate boosts--implemented from June 1999 through May 2000 to counter inflationary pressures--began to have their intended effect in slowing the pace of economic growth. Indeed, by year-end, markets were expecting the Fed to begin reducing rates to keep the slowdown from turning into a recession. (That occurred on January 3, 2001, when the Fed cut short-term interest rates by 0.5%.)
     Investors worried that a slower economy, combined with the boom in capital investment in recent years, would result in significant overcapacity in many industries. Many believed that companies would find it hard--if not impossible--to sustain earnings growth in this environment. And, in fact, by late 2000, hundreds of companies were reporting earnings that failed to meet expectations. Large technology and telecommunications stocks were the hardest hit.
     But the stock market also had its success stories. The big winners in 2000 were in health care, utilities (except for telecom firms), energy, and financial services.
     High-quality bonds--especially U.S. Treasuries--benefited from their status as a haven from stock market volatility and from the belief that the slower economy would forestall inflation. Also helping bond prices was shrinkage in the supply of securities issued by the U.S. Treasury as a big budget surplus reduced the need to borrow. Bond price increases, combined with interest income, resulted in double-digit returns for longer-duration Treasury, agency, and mortgage-backed securities. Investment-grade corporate bonds did not perform as well as Treasury bonds, but still posted respectable results. Bond yields, of course, move in the opposite direction from prices. The yield of the 30-year Treasury bond fell 102 basis points (1.02 percentage points) during the year to 5.46% by December 31.
     Short-term interest rates, which are most directly influenced by the Federal Reserve's actions, rose during 2000. Yields on 3-month Treasury bills rose 57 basis points to 5.90%.

PERFORMANCE OVERVIEW FOR 2000
Vanguard Wellesley Income Fund rebounded in 2000 from a disappointing performance in 1999. The fund's 16.2% gain was 11.2 percentage points ahead of the return for the average income fund and was 5.2 points ahead of our composite bond/stock index.
     Just about everything that hurt the fund the previous year was a help in 2000. Bonds produced strong returns, and some key stock market sectors that had subpar results in 1999 soared in 2000, especially electric utilities and financial services. Our lack of technology stocks was a curse in 1999 when tech led the market, but proved a blessing in 2000, when the sector declined by nearly -40% in broad market indexes.
     Although the reversal of fortunes in the bond and stock markets may have surprised many investors, it was a textbook demonstration of the importance of diversification and of sticking with balanced investment portfolios through thick and thin. Sadly, many investors gave up on bonds and value- oriented stocks after their poor performances in 1999 and moved money into hot-performing technology stocks and tech-laden mutual funds. Such money movements peaked in February and March of 2000--and the timing could not have been worse. From that point on, tech stocks plummeted and bonds and value stocks performed well.
     We were pleased--and grateful--that most shareholders of Wellesley Income Fund rode out the market turbulence and focused on the relatively high and steady rate of income produced by the fund. The fund's emphasis on income means that our shareholders don't go empty-handed when stock or bond prices are falling.
     The income fund category embraces a variety of funds with different strategies, and is not a perfect match for Wellesley. We believe we outpaced the group largely because of the excellent performance of the stocks selected by our adviser, Wellington Management Company. Within the utilities sector--our largest industry concentration--our holdings were predominantly electric and natural gas companies, both of which benefited from tight supplies and strong demand, rather than telecommunications stocks, which plummeted due to overcapacity and fierce price competition. So while this group within the Standard & Poor's 500 Index fell -25%, our utility stocks gained 29%.
     Our advisers also had strong relative and absolute performance in four other sectors: producer durables (a 78% return), health care (75%), "other energy" (72%), and consumer staples (61%). Our holdings lagged the market averages in only two sectors: integrated oils and auto & transportation.
     Our bond holdings, which make up the bulk of our assets, earned a return in line with that of our index benchmark. Our advisers maintained an average maturity and average duration a bit higher than the index's, a factor that helped us during a period of falling long-term interest rates.

LIFETIME PERFORMANCE OVERVIEW
Given that most investors are aiming for long-term goals, investment perfor-mance should be judged over lengthy periods. Wellesley Income Fund has achieved an admirable long-term record, as the table below indicates. It shows the average annual returns for our fund, the average income fund, and our composite index. It also shows how hypothetical $10,000 investments in each would have grown over the decade, assuming the reinvestment of dividends and capital gains distributions. The extra wealth created by Wellesley compared with its average peer amounted to more than $3,000--serious money.
     More than half of our advantage during the past decade can be attributed to our low operating and transaction costs. The expense ratio (operating costs as a percentage of average net assets) for Wellesley Income Fund in 2000 was 0.31%, versus the 1.13% average expense ratio charged by peer funds. This cost advantage amounts to about 0.8 percentage point annually, or $8 per $1,000 in assets. It is because costs are so important that we're confident that we will continue to outperform the majority of our peer funds over the long term.


TOTAL RETURNS                                      Ten Years Ended
                                                 December 31, 2000

                                   Average          Final Value of
                                    Annual               a $10,000
                                    Return      Initial Investment
------------------------------------------------------------------
Vanguard Wellesley Income Fund       11.8%                 $30,565
Average Income Fund                  10.6                   27,357
Wellesley Composite Index            11.6                   29,898
------------------------------------------------------------------

     Our experienced, steadfast portfolio managers, Earl E. McEvoy and John R. Ryan, have made the most of the cost advantage through their disciplined selection of securities. They have successfully pursued our objective of producing a high and relatively stable level of current income along with moderate long-term growth of income and capital.

IN SUMMARY
The events of the past year proved unsettling to many investors--especially those with a short-term focus. But Wellesley Income Fund shareholders were rewarded for maintaining a long-term perspective on their investment in a balanced portfolio of bonds and stocks.
     We thank our shareholders for staying the course with us. We, in turn, pledge to continue pursuing the fund's charter as a simple, cost-efficient means of earning current income while building long-term wealth.

Sincerely,


/S/JOHN J. BRENNAN                              [PHOTO]
January 19, 2001                                JOHN J. BRENNAN
                                                Chairman and
                                                Chief Executive Officer

REPORT
  from the Adviser                            WELLINGTON MANAGEMENT COMPANY, LLP

VANGUARD WELLESLEY INCOME FUND outperformed its unmanaged index bench-mark during 2000, with a total return of 16.2% versus 11.0% for the index.
     The fund's stock segment returned 24.7% for the year. The Wellesley stock portfolio's return was well ahead of the 10.0% gain for the equity portion of our index benchmark, which is weighted 75% in the S&P 500/BARRA Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Telephone Index.

================================================================================
INVESTMENT PHILOSOPHY
THE FUND REFLECTS A BELIEF THAT RELATIVELY HIGH CURRENT INCOME AND MODERATE LONG-TERM GROWTH IN INCOME AND CAPITAL CAN BE ACHIEVED WITHOUT UNDUE RISK BY HOLDING 60% TO 65% OF ASSETS IN FIXED INCOME SECURITIES AND THE BALANCE IN INCOME-ORIENTED COMMON STOCKS. CONSISTENT WITH THIS APPROACH, THE FUND'S BOND SEGMENT COMPRISES INTERMEDIATE- AND LONG-TERM U.S. TREASURY SECURITIES AND HIGH-QUALITY CORPORATE BONDS; ITS EQUITY SEGMENT IS DOMINATED BY STOCKS WITH ABOVE-AVERAGE DIVIDEND YIELDS AND STRONG POTENTIAL FOR DIVIDEND INCREASES.
================================================================================

     The bond segment's return of 11.0% for the year was a hair behind the 11.1% return for the bond portion of our index. This result comprises the returns of the Lehman Long Credit AA or Better Index for the first three months of the year and of our new fixed income benchmark, the Lehman Credit A or Better Index, for the final nine months. Whereas the Long Credit AA benchmark had a very long maturity, the new benchmark has an intermediate maturity and is significantly less sensitive to changes in interest rates. The strong return for Wellesley's bond segment was due to a rise in prices and a decline in intermediate- and long-term interest rates during the year, as the market correctly anticipated a shift in the Federal Reserve Board's monetary policy well before it occurred.

THE INVESTMENT ENVIRONMENT
A fall in long-term interest rates during 2000 coincided with our change in bond benchmarks, creating favorable conditions for the transition from a long-duration index to one with intermediate duration. The longer a bond fund's duration, the more its principal value fluctuates in response to changing market interest rates. We reduced the interest rate risk of the Wellesley bond portfolio by shortening the portfolio's average duration 21%--from 7.6 to 6.0 years. Even so, the portfolio's duration was longer than that of the new benchmark--a strategy we chose because we believed that interest rates would fall and that bond prices would move higher.

     In general, your fund's performance is quite sensitive to the direction of interest rates because of the sizable weighting in bonds and our meaningful stake in high-yielding, interest-rate-sensitive stocks.
     The equity market in 2000 was all over the map, although the overall direction was downward. The market shifted its preference during the year from growth stocks to value stocks, which benefited Wellesley Income Fund enormously. During the previous few years, value investing had produced lower returns than the overall market, as investors discarded standard measurements of companies' valuations in their pursuit of hot growth stocks.

THE FUND'S SUCCESSES
The key to the fund's strong 2000 performance was that we did not shift our focus despite lagging the euphoric stock market in the last half of the 1990s. The investment disciplines and objectives in place since the fund's inception in 1970 dictated that we stay the course. We maintained our emphasis on call-protected bonds and higher-yielding, value-oriented stocks.
     Wellesley Income Fund's overweight position in electric and gas utilities proved to be a huge success in 2000. In particular, electric companies Exelon, Duke Energy, FPL Group, SCANA, and Southern were strong performers because of improving economics in the industry and the relative stability of earnings. Our diversified natural gas utilities--Questar, Equitable Resources, NICOR, and National Fuel Gas--did well because their production units benefited from higher gas prices and their distribution units had higher volumes due to significantly colder weather late in 2000.
     Our overweighted position in energy stocks proved to be a major plus for Wellesley's stock portfolio. In particular, Ashland, Texaco, USX-Marathon, and Ultramar Diamond Shamrock were all strong performers because of higher oil and natural gas prices and a dramatic rebound in refining profitability.

THE FUND'S SHORTFALLS
The main negative for the fund in a good year was being underweighted versus the market averages in health care stocks, which posted big gains. We were underrepresented in this sector because prices were high and dividend yields were low.

THE FUND'S POSITION
Your fund maintained its traditional posture of keeping about 60%-65% of assets in investment-grade bonds and 35%-40% of assets in dividend- paying stocks. We alter the stock/bond asset mix only at the margin. We began 2000 with 40% in stocks and finished with 38%. Early on, we were at the upper end of our stock allocation because we believed that strong earnings could support the high valuations for many stocks. Now we expect to stay around the midpoint of the equity range because earnings may fall short of market expectations.
     We believe that, with interest rates at the beginning of a downward cycle, we should maintain a relatively long duration in the bond portfolio. We purchase only investment-grade bonds denominated in U.S. dollars, and emphasize bonds from issuers with stable-to-improving credit fundamentals.
     When picking stocks, we look for a diversified mix of companies with above-market dividend yields. The fund's largest exposure is to the utilities sector, which offers high dividend yields and valuations that do not fully reflect the industry's improving situation. We are overweighted in energy stocks because of improving fundamentals and because we believe OPEC is resolved to stabilize oil prices in a higher band. We have no exposure to technology because of eroding valuation measures and the lack of stocks with attractive dividend yields. We have increased our exposure to the materials & processing group, where prices already reflect the economic risks these companies face. A table listing some of the major changes in our stock holdings is on page 9.
     The average dividend yield on our stocks is 3.2%, nearly three times higher than the 1.2% average of the S&P 500 Index. The dominant theme guiding the fund's investment strategy is our obligation to provide to shareholders an attractive level of income by investing in high-quality securities. Our long-term goal is to achieve higher income dividends for the fund.


Earl E. McEvoy,  Senior Vice
President John R. Ryan, Senior Vice President

January 11, 2001

PORTFOLIO CHANGES                                   Year Ended December 31, 2000

                                        Comments
ADDITIONS
--------------------------------------------------------------------------------
Kimberly-Clark*                         Solid earnings outlook,  leading market
                                        position,  and superior management
                                        execution not reflected in stock price.
--------------------------------------------------------------------------------
DuPont*                                 Sale of pharmaceutical operations
                                        indicates renewed orientation to share-
                                        holders' interest.
--------------------------------------------------------------------------------
Emerson  Electric*                      Superior  growth  potential and dividend
                                        yield at discount price.
--------------------------------------------------------------------------------
J.P. Morgan*                            Was selling at low valuation;
                                        Chase Manhattan merger adds synergy.
================================================================================
REDUCTIONS
Pharmacia**                             Achieved target price.
--------------------------------------------------------------------------------
BP Amoco                                Achieved target price.
--------------------------------------------------------------------------------
The Timber Company**
  (Georgia-Pacific)                     Deteriorating industry fundamentals.
--------------------------------------------------------------------------------
Equitable Resources                     Approaching target price.
--------------------------------------------------------------------------------
*New stock holding.
**Eliminated from portfolio.


                                                                     See page 16
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE                                             As of December 31, 2000
  for Wellesley Income Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 12.

------------------------------
TOTAL FUND CHARACTERISTICS

Yield                   5.0%
Turnover Rate            28%
Expense Ratio          0.31%
Cash Investments        3.5%
------------------------------


------------------------------
TEN LARGEST STOCKS
  (% of equities)

Exxon Mobil Corp.       6.2%
 (oil)
National City Corp.     3.6
 (banks)
Texaco Inc.             3.1
 (oil)
USX-Marathon Group      3.1
 (oil)
Verizon Communications  3.0
 (telecommunications)
Minnesota Mining &
 Manufacturing Co.      3.0
 (conglomerate)
Philip Morris Cos.,Inc. 2.9
 (tobacco)
Weyerhaeuser Co.        2.8
 (forest products)
Kimberly-Clark Corp.    2.8
 (consumer products)
Shell Transport &
 Trading Co. ADR        2.8
 (energy)
------------------------------
Top Ten                33.3%
------------------------------
Top Ten as % of
 Total Net Assets      12.7%
------------------------------

-------------------------------------------
TOTAL FUND VOLATILITY MEASURES
                                   WILSHIRE
             FUND   BEST FIT*  FUND    5000
-------------------------------------------
R-Squared    0.50      1.00    0.14    1.00
Beta         0.28      1.00    0.15    1.00
-------------------------------------------

---------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                            WILSHIRE
                               FUND         BEST FIT*           5000
---------------------------------------------------------------------
Auto & Transportation          2.1%              3.0%           1.8%
Consumer Discretionary          7.5               9.1           12.2
Consumer Staples                5.3               4.1            6.1
Financial Services             15.9              26.4           19.1
Health Care                     2.5               2.2           14.1
Integrated Oils                14.6              10.2            3.4
Other Energy                    5.0               4.8            2.9
Materials & Processing          9.4               6.4            2.8
Producer Durables               4.9               5.5            3.4
Technology                      0.0              10.3           20.3
Utilities                      26.9              15.6            8.6
Other                           5.9               2.4            5.3
---------------------------------------------------------------------

-----------------------
FUND ASSET ALLOCATION
BONDS              58%
STOCKS             38%
CASH INVESTMENTS    4%
-----------------------

                                                                      [COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                                fund information



*S&P 500/BARRA Value Index.

---------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                            WILSHIRE
                               FUND         BEST FIT*           5000
---------------------------------------------------------------------
Number of Stocks                 64               380          6,638
Median Market Cap            $17.5B            $36.8B         $40.0B
Price/Earnings Ratio          16.8x             19.4x          27.4x
Price/Book Ratio               2.6x              3.1x           4.2x
Dividend Yield                 3.2%              2.1%           1.2%
Return on Equity              17.6%             18.4%          22.5%
Earnings Growth Rate           6.2%              9.8%          15.8%
Foreign Holdings               5.0%              0.0%           0.0%
---------------------------------------------------------------------


------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% of bonds)

Treasury/Agency**  40.4%
Aaa                 2.7
Aa                 16.7
A                  29.1
Baa                11.1
Ba                  0.0
B                   0.0
Not Rated           0.0
------------------------
Total             100.0%
------------------------



------------------------
EQUITY INVESTMENT FOCUS
MARKET CAP        LARGE
STYLE             VALUE
------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                                          Lehman
                                                 Fund      Best Fit+     Index++
Number of Bonds                                   137          2,479       6,121
Yield to Maturity                                6.6%           6.9%        6.5%
Average Coupon                                   6.6%           7.1%        6.9%
Average Maturity                           10.8 years     10.3 years   8.4 years
Average Quality                                   Aa2            Aa3         Aaa
Average Duration                            6.0 years      5.4 years   4.6 years
--------------------------------------------------------------------------------


------------------------------------------------
FIXED INCOME
INVESTMENT FOCUS
CREDIT QUALITY      INVESTMENT-GRADE CORPORATE
AVERAGE MATURITY    MEDIUM
------------------------------------------------

------------------------------------
DISTRIBUTION BY ISSUER
 (% of bonds)

Asset-Backed                    0.0%
Commercial Mortgage-Backed      0.0
Finance                        20.9
Foreign                         0.8
Government Mortgage-Backed     18.9
Industrial                     27.2
Treasury/Agency                21.5
Utilities                      10.7
------------------------------------
Total                        100.0%
------------------------------------


*    S&P 500/BARRA Value Index.
**   Includes government mortgage-backed bonds.
+    Lehman Credit A or Better Index.
++   Lehman Aggregate Bond Index.

GLOSSARY
 of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 for Wellesley Income Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 DECEMBER 31, 1990-DECEMBER 31, 2000

                        WELLESLEY INCOME FUND                       COMPOSITE*
FISCAL                  CAPITAL       INCOME       TOTAL                TOTAL
YEAR                     RETURN       RETURN      RETURN               RETURN
1991                      12.9%         8.7%       21.6%                20.5%
1992                        1.6          7.1         8.7                 9.2
1993                        8.2          6.4        14.6                14.6
1994                      -10.2          5.8        -4.4                -4.6
1995                       21.6          7.3        28.9                30.7
1996                        3.3          6.1         9.4                 6.8
1997                       13.8          6.4        20.2                19.4
1998                        6.4          5.4        11.8                13.9
1999                       -9.2          5.1        -4.1                -1.4
2000                       10.0          6.2        16.2                11.0
--------------------------------------------------------------------------------
*Bond component is 65% Lehman Long Credit AA or Better Index through March 31, 2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.
See Financial Highlights table on page 23 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       December 31, 1990-December 31, 2000

        QUARTER      WELLESLEY      AVERAGE    LEHMAN CREDIT    WELLESLEY
          ENDED         INCOME       INCOME             A OR    COMPOSITE
                          FUND         FUND     BETTER INDEX        INDEX
         199012         10000         10000         10000         10000
         199103         10531         10755         10422         10621
         199106         10639         10922         10555         10684
         199109         11370         11692         11323         11387
         199112         12157         12295         12021         12052
         199203         11740         12267         11809         11827
         199206         12364         12662         12319         12379
         199209         13053         13143         12930         12920
         199212         13211         13373         13064         13162
         199303         14114         14062         13742         14048
         199306         14544         14513         14229         14505
         199309         15280         14841         14862         15210
         199312         15147         15001         14757         15081
         199403         14470         14539         14080         14393
         199406         14419         14636         13741         14204
         199409         14533         14801         13732         14301
         199412         14475         14563         13907         14393
         199503         15513         15428         14848         15479
         199506         16831         16466         16170         16830
         199509         17542         17079         16586         17626
         199512         18659         17717         17622         18808
         199603         18428         18276         16806         18465
         199606         18617         18798         16848         18676
         199609         19155         18940         17157         18940
         199612         20417         19755         17871         20087
         199703         20293         19868         17468         19875
         199706         21747         21700         18390         21463
         199709         23355         22655         19341         22778
         199712         24539         22990         20288         23986
         199803         25674         24283         20579         25189
         199806         26169         24727         21336         25763
         199809         26600         23316         22179         25699
         199812         27445         24823         22422         27312
         199903         26729         24885         21743         26754
         199906         27381         26102         21075         27341
         199909         26533         25105         21009         26520
         199912         26310         26056         20852         26930
         200003         26680         26540         21209         27416
         200006         26891         26814         21498         27382
         200009         28748         27324         22193         28975
         200012         30565         27357         23043         29898

                                    AVERAGE ANNUAL TOTAL RETURNS     FINAL VALUE
                                   PERIODS ENDED DECEMBER 31, 2000  OF A $10,000
                                   --------------------------------
                                       1 YEAR   5 YEARS   10 YEARS    INVESTMENT
--------------------------------------------------------------------------------
 Wellesley Income Fund                  16.17%   10.37%    11.82%       $30,565
 Average Income Fund*                    4.99     9.08     10.59         27,357
 Wellesley Composite Index**            11.02     9.71     11.57         29,898
 Lehman Credit A or Better Index        10.51     5.51      8.71         23,043
 Lehman Long Credit AA or Better Index  13.29     6.04      8.98         23,624
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Bond component is 65% Lehman Long Credit AA or Better Index through March 31, 2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.
--------------------------------------------------------------------------------

A REPORT
 on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.
     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     Income taxes can have a considerable impact on a fund's return--an important consider-ation for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.



PRE-TAX AND AFTER-TAX                            Periods Ended December 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                   One Year                 Five Years              Ten Years
                                -----------------------------------------------------------------
                                Pre-Tax After-Tax       Pre-Tax After-Tax       Pre-Tax After-Tax
-------------------------------------------------------------------------------------------------
Vanguard Wellesley Income Fund   16.2%     13.3%         10.4%     6.9%          11.8%    8.6%
Average Domestic Hybrid Fund*     2.1      -0.4          10.9      8.1           11.8     9.1
-------------------------------------------------------------------------------------------------
*Based on data from  Morningstar,  Inc.  Elsewhere in this  report,  returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

FINANCIAL STATEMENTS
December 31, 2000

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------
                                      FACE               MARKET
                                    AMOUNT               VALUE*
WELLESLEY INCOME FUND                (000)                (000)
---------------------------------------------------------------
CORPORATE BONDS (34.3%)
FINANCE (12.2%)
Allstate Corp.
 7.50%, 6/15/2013                   20,000               20,852
Associates Corp. of North America
 6.25%, 11/1/2008                   25,000               24,068
Banc One Corp.
 7.75%, 7/15/2025                   25,000               24,192
Bank of America Corp.
 (2) 7.875%, 5/16/2005              25,000               26,294
BankBoston Corp.
 6.625%, 12/1/2005                  15,000               15,099
Boatmen's Bancshares Inc.
 7.625%, 10/1/2004                  10,000               10,360
Cincinnati Financial Corp.
 6.90%, 5/15/2028                   21,750               19,142
Citicorp
 6.65%, 12/15/2010                  25,000               24,587
 7.125%, 9/1/2005                   15,000               15,391
CoreStates Capital Corp.
 6.625%, 3/15/2005                  20,000               19,820
Farmers Exchange Capital
 7.05%, 7/15/2028                   16,750               13,945
Fifth Third Bancorp
 6.75%, 7/15/2005                   25,000               25,149
First Bank N.A.
 7.55%, 6/15/2004                    8,000                8,223
First Bank System
 6.625%, 5/15/2003                  10,000               10,002
 7.625%, 5/1/2005                    7,500                7,727
First Chicago Corp.
 7.625%, 1/15/2003                  15,000               15,251
First Union Corp.
 6.00%, 10/30/2008                  15,000               13,667
Fleet Financial Group, Inc.
 6.875%, 3/1/2003                   30,000               30,257
Ford Motor Credit Co.
 7.25%, 1/15/2003                   15,000               15,211
General Electric Capital Corp.
 7.25%, 2/1/2005                    50,000               52,182
 7.375%, 1/19/2010                  10,000               10,767
 8.125%, 5/15/2012                  10,000               11,428
General Motors Acceptance Corp.
 7.00%, 9/15/2002                   30,000               30,269
 7.75%, 1/19/2010                   15,000               15,429
Liberty Mutual Insurance Co.
 8.50%, 5/15/2025                   25,000               23,343
Lumbermens Mutual Casualty Co.
 9.15%, 7/1/2026                    20,000               16,850
MBIA Inc.
 7.00%, 12/15/2025                  19,500               17,533

---------------------------------------------------------------
                                      FACE               MARKET
                                    AMOUNT               VALUE*
                                     (000)                (000)
---------------------------------------------------------------
Metropolitan Life Insurance Co.
 7.80%, 11/1/2025                   25,000               23,984
J.P. Morgan & Co., Inc.
 5.75%, 10/15/2008                  20,000               18,448
 6.25%, 1/15/2009                   20,000               19,017
NBD Bank N.A.
 6.25%, 8/15/2003                   20,000               19,895
National City Bank Cleveland
 6.50%, 5/1/2003                    10,000                9,986
National City Bank Pennsylvania
 7.25%, 10/21/2011                  22,000               21,816
National City Corp.
 7.20%, 5/15/2005                   20,000               20,279
NationsBank Corp.
 7.75%, 8/15/2004                   20,000               20,778
Republic New York Corp.
 5.875%, 10/15/2008                 15,000               13,653
SunTrust Banks, Inc.
 6.00%, 2/15/2026                   10,000                9,669
Transamerica Financial Corp.
 6.125%, 11/1/2001                  25,000               24,893
UNUM Corp.
 6.75%, 12/15/2028                  25,000               19,012
Wachovia Corp.
 6.375%, 4/15/2003                  20,000               19,928
 6.605%, 10/1/2025                  15,000               14,938
Wells Fargo & Co.
 6.625%, 7/15/2004                  25,000               25,236
                                                        -------
                                                        798,570
                                                        -------
INDUSTRIAL (15.9%)
AirTouch Communications, Inc.
 6.35%, 6/1/2005                    25,000               24,590
Bestfoods
 6.625%, 4/15/2028                  25,000               23,112
Burlington Northern Santa Fe Corp.
 6.375%, 12/15/2005                 12,500               12,394
CPC International, Inc.
 6.15%, 1/15/2006                    3,085                3,041
Coca Cola Enterprises
 5.75%, 11/1/2008                   25,000               24,022
Comcast Cable Communications
 6.20%, 11/15/2008                  25,000               23,758
Cox Communications, Inc.
 7.75%, 8/15/2006                   25,000               25,731
DaimlerChrysler North America
 Holding Corp. Global Notes
 7.40%, 1/20/2005                   25,000               25,168
The Walt Disney Co.
 6.75%, 3/30/2006                   15,000               15,252
E.I. du Pont de Nemours & Co.
 6.75%, 10/15/2004                  25,000               25,585
 6.75%, 9/1/2007                    25,000               25,504
Eaton Corp.
 6.50%, 6/1/2025                    10,000                9,987
Ferro Corp.
 7.125%, 4/1/2028                   10,000                8,831
Ford Motor Co.
 8.90%, 1/15/2032                   20,000               21,297
General Motors Corp.
 9.40%, 7/15/2021                   20,000               22,792
Gillette Co.
 5.75%, 10/15/2005                  35,000               34,424
 6.25%, 8/15/2003                   10,000               10,086
Hershey Foods Corp.
 6.95%, 3/1/2007                    13,000               13,233
Hubbell Inc.
 6.625%, 10/1/2005                  10,000               10,229
Illinois Tool Works, Inc.
 5.75%, 3/1/2009                    25,000               23,898
International Business
 Machines Corp.
 7.00%, 10/30/2025                  25,000               23,912
International Paper Co.
 7.625%, 1/15/2007                  15,000               15,255
Johnson & Johnson
 6.73%, 11/15/2023                  15,000               15,150
Kimberly-Clark Corp.
 6.25%, 7/15/2018                   25,000               23,473
Lockheed Corp.
 6.75%, 3/15/2003                    7,000                7,062
Mead Corp.
 7.35%, 3/1/2017                    10,350                9,741
Minnesota Mining &
 Manufacturing Corp.
 6.375%, 2/15/2028                  25,000               23,621
New York Times Co.
 8.25%, 3/15/2025                   26,000               26,817
News America Holdings
 8.50%, 2/15/2005                   10,000               10,478
 8.625%, 2/1/2003                   20,000               20,619
Norfolk Southern Corp.
 6.20%, 4/15/2009                   25,000               23,996
PPG Industries, Inc.
 6.875%, 2/15/2012                  10,200                9,679
Phelps Dodge Corp.
 7.125%, 11/1/2027                  12,500               11,106
Praxair, Inc.
 6.75%, 3/1/2003                    25,000               25,168
Procter & Gamble Co.
 5.25%, 9/15/2003                   15,000               14,734
 6.45%, 1/15/2026                   25,000               24,089
Procter & Gamble Co. ESOP
 9.36%, 1/1/2021                    25,000               30,963
Raytheon Co.
 7.90%, 3/1/2003                    25,000               25,678

---------------------------------------------------------------
                                      FACE               MARKET
                                    AMOUNT               VALUE*
WELLESLEY INCOME FUND                (000)                (000)
---------------------------------------------------------------
Rohm & Haas Co.
 6.95%, 7/15/2004                   25,000               25,283
E.W. Scripps Co.
 6.625%, 10/15/2007                 20,000               19,712
Tenneco Packaging
 8.125%, 6/15/2017                  20,000               17,356
 8.375%, 4/15/2027                  20,000               18,182
Texaco Capital
 8.625%, 4/1/2032                   25,000               29,494
Time Warner Inc.
 7.48%, 1/15/2008                   20,000               20,680
Tribune Co.
 6.875%, 11/1/2006                  20,000               20,172
USX Corp.
 6.85%, 3/1/2008                    25,000               24,094
Ultramar Diamond Shamrock
 7.20%, 10/15/2017                  25,000               23,687
United Technologies Corp.
 7.125%, 11/15/2010                 25,000               26,398
Vulcan Materials Co.
 6.00%, 4/1/2009                    25,000               23,464
Washington Post Co.
 5.50%, 2/15/2009                   50,000               46,668
Weyerhaeuser Co.
 8.50%, 1/15/2025                   10,000               10,098
Whirlpool Corp.
 9.00%, 3/1/2003                    10,000               10,432
1,040,195

UTILITIES (6.2%)
AT&T Corp.
 6.50%, 3/15/2029                   25,000               19,934
Alabama Power Co.
 5.49%, 11/1/2005                    8,250                7,914
Arizona Public Service Co.
 6.625%, 3/1/2004                   10,000               10,022
 7.625%, 8/1/2005                   15,000               15,488
Baltimore Gas & Electric Co.
 7.25%, 7/1/2002                    15,000               15,128
BellSouth Telecommunications
 6.25%, 5/15/2003                   12,000               11,950
Chesapeake & Potomac
 Telephone Co. (VA)
 7.875%, 1/15/2022                  16,000               16,452
Consolidated Edison Co.
 of New York, Inc.
 6.375%, 4/1/2003                   20,000               19,909
Enron Corp.
 6.875%, 10/15/2007                 20,000               20,173
GTE California Inc.
 6.70%, 9/1/2009                    25,000               24,498
GTE Southwest, Inc.
 6.00%, 1/15/2006                   10,000                9,747
Illinois Power Co.
 6.50%, 8/1/2003                    10,000                9,992
Kentucky Utilities Co.
 7.92%, 5/15/2007                    5,000                5,298
MCI Communications Corp.
 7.50%, 8/20/2004                   15,000               15,147
Michigan Bell Telephone Co.
 7.85%, 1/15/2022                   25,000               25,827
New Jersey Bell Telephone Co.
 8.00%, 6/1/2022                    14,585               15,349
New York Telephone Co.
 6.50%, 3/1/2005                    30,000               30,067
Northern States Power Co. (MN)
 6.375%, 4/1/2003                    8,000                7,980
Ohio Bell Telephone Co.
 6.125%, 5/15/2003                  15,000               15,036
Oklahoma Gas & Electric Co.
 6.50%, 4/15/2028                   10,000                8,840
PacifiCorp
 6.625%, 6/1/2007                   10,000                9,853
Pennsylvania Power & Light Co.
 6.50%, 4/1/2005                    15,000               14,979
PECO Energy
 6.50%, 5/1/2003                    30,000               30,099
Sprint Capital Corp.
 6.875%, 11/15/2028                 20,000               16,099
Texas Utilities Electric Co.
 6.75%, 7/1/2005                    10,000               10,102
Union Electric Co.
 6.875%, 8/1/2004                   10,000               10,109
Wisconsin Power & Light
 5.70%, 10/15/2008                  12,650               11,759
                                                       --------
                                                        407,751
                                                       --------
---------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $2,273,234)                                    2,246,516
---------------------------------------------------------------
FOREIGN BONDS (U.S. Dollar-Denominated)(0.5%)
---------------------------------------------------------------
Province of Manitoba
 6.125%, 1/19/2004                   7,000                7,037
Province of Ontario
 6.00%, 2/21/2006                   25,000               24,938
---------------------------------------------------------------
TOTAL FOREIGN BONDS (Cost $31,846)                       31,975
---------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (23.5%)
---------------------------------------------------------------
U.S. Government Securities (7.0%)
U.S. Treasury Bond
 (2) 5.50%, 8/15/2028              250,000              248,080
U.S. Treasury Notes
 6.25%, 8/31/2002                   75,000               76,136
 6.875%, 5/15/2006                 125,000              135,204
                                                       --------
                                                        459,420
                                                       --------

---------------------------------------------------------------
                                      FACE               MARKET
                                    AMOUNT               VALUE*
                                     (000)                (000)
---------------------------------------------------------------
AGENCY BONDS & NOTES (5.5%)
Federal Home Loan Bank
 5.125%, 9/15/2003                  75,000               74,023
Federal Home Loan Mortgage Corp.
(2) 5.75%, 7/15/2003                50,000               50,118
Federal National Mortgage Assn.
(2) 5.75%, 6/15/2005                75,000               75,044
    6.50%, 8/15/2004                75,000               76,922
    7.125%, 1/15/2030               75,000               83,942
                                                       --------
                                                        360,049
                                                       --------
MORTGAGE OBLIGATIONS (11.0%)
Federal Home Loan Mortgage Corp.
(1) 6.50%, 5/1/2014-5/1/2015        10,849               10,847
Federal National Mortgage Assn.
(1)   5.735%, 1/1/2009              14,662               14,146
(1)   6.50%,12/1/2012-11/1/2019     34,143               34,106
Government National Mortgage Assn.
(1)   6.00%, 6/15/2028-
      1/15/2030                    452,515              439,446
(1)   6.50%, 10/15/2008-
      8/15/2029                    224,961              222,967
                                                       --------
                                                        721,512
                                                       --------
---------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $1,526,602)                                    1,540,981
---------------------------------------------------------------

                                    Shares
---------------------------------------------------------------
COMMON STOCKS (38.3%)
AUTO & TRANSPORTATION (0.8%)
Ford Motor Co.                   1,692,336               39,663
Norfolk Southern Corp.             964,600               12,841
Visteon Corp.                       81,764                  940
                                                       --------
                                                         53,444
                                                       --------
CONSUMER DISCRETIONARY (2.9%)
Kimberly-Clark Corp.               982,600               69,458
May Department Stores Co.        1,628,300               53,327
Eastman Kodak Co.                1,128,800               44,447
The Stanley Works                  692,000               21,581
                                                       --------
                                                        188,813
                                                       --------
CONSUMER STAPLES (2.0%)
Philip Morris Cos., Inc.         1,645,000               72,378
H.J. Heinz Co.                   1,000,800               47,473
Universal Corp.                    400,000               13,999
                                                       --------
                                                        133,850
                                                       --------
FINANCIAL SERVICES (6.1%)
National City Corp.              3,152,600               90,636
Marsh & McLennan Cos., Inc.        485,900               56,850
Washington Mutual, Inc.            880,200               46,705
Wachovia Corp.                     623,900               36,264
American General Corp.             357,800               29,161
Sun Communities, Inc. REIT         685,600               22,968
J.P. Morgan & Co., Inc.            119,200               19,728
Equity Office Properties
 Trust REIT                        485,000               15,823
FelCor Lodging Trust, Inc. REIT    630,000               15,081
Bank of America Corp.              324,200               14,873
U.S. Bancorp                       500,000               14,594
Archstone Communities
 Trust REIT                        525,000               13,519
Brandywine Realty Trust REIT       484,500               10,022
St. Paul Cos., Inc.                159,400                8,656
Nationwide Health Properties,
 Inc. REIT                         371,600                4,784
                                                       --------
                                                        399,664
                                                       --------

HEALTH CARE (1.0%)
Baxter International, Inc.         719,500               63,541
                                                       --------

INTEGRATED OILS (5.6%)
Exxon Mobil Corp.                1,779,463              154,702
Texaco Inc.                      1,270,000               78,899
USX-Marathon Group               2,766,100               76,759
Royal Dutch Petroleum
 Co. ADR                           523,000               31,674
BP Amoco PLC ADR                   512,708               24,546
                                                       --------
                                                        366,580
                                                       --------
OTHER ENERGY (1.9%)
Equitable Resources, Inc.          887,000               59,206
Ashland, Inc.                    1,090,000               39,119
Ultramar Diamond
 Shamrock Corp.                    619,100               19,115
Sunoco, Inc.                       246,800                8,313
                                                       --------
                                                        125,753
                                                       --------
MATERIALS & PROCESSING (3.6%)
Weyerhaeuser Co.                 1,385,200               70,299
Eastman Chemical Co.             1,023,400               49,891
E.I. du Pont de Nemours & Co.      884,200               42,718
Air Products & Chemicals, Inc.     704,200               28,872
Westvaco Corp.                     700,700               20,452
Dow Chemical Co.                   420,000               15,383
Temple-Inland Inc.                 149,100                7,995
                                                       --------
                                                        235,610
                                                       --------
PRODUCER DURABLES (1.9%)
Cooper Industries, Inc.          1,164,200               53,480
Emerson Electric Co.               528,900               41,684
Caterpillar, Inc.                  597,800               28,283
                                                       --------
                                                        123,447
                                                       --------
UTILITIES (10.3%)
Verizon Communications           1,524,700               76,426
Questar Corp.                    2,266,900               68,149
Southern Co.                     1,997,300               66,410
Exelon Corp.                       910,000               63,891
Pinnacle West Capital Corp.      1,182,000               56,293
DTE Energy Co.                   1,388,200               54,053
American Electric Power
 Co., Inc.                         949,380               44,146
GPU, Inc.                        1,008,600               37,129

---------------------------------------------------------------
                                      FACE               MARKET
                                    AMOUNT               VALUE*
WELLESLEY INCOME FUND                (000)                (000)
---------------------------------------------------------------
NICOR, Inc.                        722,300               31,194
SCANA Corp.                      1,021,600               30,201
Consolidated Edison Inc.           747,400               28,775
Due Energy Corp.                   300,000               25,574
BellSouth Corp.                    605,400               24,784
FPL Group, Inc.                    339,800               24,381
AT&T Corp.                       1,228,100               21,261
National Fuel Gas Co.              182,100               11,461
Sprint Corp.                       500,000               10,156
                                                       --------
                                                        674,284
                                                       --------
OTHER (2.2%)
Minnesota Mining &Manufacturing Co.625,000               75,313
Shell Transport & Trading Co. ADR 1,397,900 69,021
                                                       --------
                                                        144,334
                                                       --------
---------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,932,487)                 2,509,320
---------------------------------------------------------------


                                      FACE
                                    AMOUNT
                                     (000)
---------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.6%)
---------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 6.10%-6.12%, 1/2/2001--
 Note G                           $107,546              107,546
 6.14%, 1/2/2001                   197,141              197,141

---------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $304,687)                                        304,687
---------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
 (Cost $6,068,856)                                    6,633,479
---------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
---------------------------------------------------------------
Other Assets--Note C                                   $ 79,550
Liabilities--Note G                                    (155,219)
                                                       --------
                                                        (75,669)
                                                       --------
---------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------
Applicable to 322,381,223 outstanding $.001
        par value shares of beneficial
        interest (unlimited authorization)           $6,557,810
===============================================================
NET ASSET VALUE PER SHARE $20.34
===============================================================
*    See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

---------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------
                                    Amount                  Per
                                     (000)                Share

Paid-in Capital                 $5,948,319               $18.45
Overdistributed Net
 Investment Income                  (3,187)                (.01)
Accumulated Net Realized Gains      48,055                  .15
Unrealized Appreciation--Note F    564,623                 1.75
---------------------------------------------------------------
NET ASSETS                      $6,557,810               $20.34
===============================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


--------------------------------------------------------------------------------
                                                           WELLESLEY INCOME FUND
                                                    YEAR ENDED DECEMBER 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends*                                                              $ 88,416
Interest                                                                 270,018
Security Lending                                                             292
--------------------------------------------------------------------------------
Total Income                                                             358,726
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee                                                                 3,358
 Performance Adjustment                                                    (636)
The Vanguard Group--Note C
 Management and Administrative                                            15,797
 Marketing and Distribution                                                  677
Custodian Fees                                                                83
Auditing Fees                                                                 11
Shareholders' Reports                                                        207
Trustees' Fees and Expenses                                                    9
--------------------------------------------------------------------------------
 Total Expenses                                                           19,506
 Expenses Paid Indirectly--Note D                                          (228)
--------------------------------------------------------------------------------
 Net Expenses                                                             19,278
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    339,448
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD* 180,887
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
 INVESTMENT SECURITIES                                                   405,840
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $926,175
================================================================================
*Dividend income and realized net gain from affiliated companies were $1,981,000 and $33,737,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      Wellesley Income Fund
                                                     Year Ended December 31,
                                                 ------------------------------
                                                           2000             1999
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
 Net Investment Income                                $ 339,448       $ 413,224
 Realized Net Gain                                      180,887         370,860
 Change in Unrealized Appreciation (Depreciation)       405,840      (1,110,605)
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations                             926,175        (326,521)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                 (338,646)       (414,744)
 Realized Capital Gain                                 (125,570)       (444,853)
--------------------------------------------------------------------------------
 Total Distributions                                   (464,216)       (859,597)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                 369,023          778,086
 Issued in Lieu of Cash Distributions                   386,475          739,241
 Redeemed                                            (1,636,032)     (1,852,604)
--------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions         (880,534)       (335,277)
--------------------------------------------------------------------------------
 Total Decrease                                        (418,574)     (1,521,395)
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                    6,976,385        8,497,780
--------------------------------------------------------------------------------
 End of Year                                         $6,557,810       $6,976,385
================================================================================

1Shares Issued (Redeemed)
 Issued                                                  19,014           36,384
 Issued in Lieu of Cash Distributions                    19,751           37,674
 Redeemed                                               (86,399)        (88,183)
--------------------------------------------------------------------------------
  Net Decrease in Shares Outstanding                    (47,634)        (14,125)
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


--------------------------------------------------------------------------------------------------------------------
                                                                                  WELLESLEY INCOME FUND
                                                                                 YEAR ENDED DECEMBER 31,
                                                                       ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                           2000     1999      1998     1997      1996
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $18.85   $22.12    $21.86   $20.51    $20.44
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                   1.06    1.120      1.13    1.190      1.17
 Net Realized and Unrealized Gain (Loss) on Investments                  1.89   (2.025)     1.40    2.805       .66
-------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                                   2.95    (.905)     2.53    3.995      1.83
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                   (1.06)  (1.120)    (1.13)  (1.200)    (1.16)
 Distributions from Realized Capital Gains                              (0.40)  (1.245)    (1.14)  (1.445)     (.60)
--------------------------------------------------------------------------------------------------------------------
      Total Distributions                                               (1.46)  (2.365)    (2.27)  (2.645)    (1.76)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                           $20.34   $18.85    $22.12   $21.86    $20.51
====================================================================================================================
TOTAL RETURN                                                            16.17%   -4.14%    11.84%   20.19%     9.42%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                                    $6,558   $6,976    $8,498   $7,646    $7,013
 Ratio of Total Expenses to Average Net Assets                           0.31%    0.30%     0.31%    0.31%     0.31%
 Ratio of Net Investment Income to Average Net Assets                    5.39%    5.22%     5.05%    5.47%     5.74%
 Portfolio Turnover Rate                                                   28%      20%       32%      36%       26%
====================================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the Lehman Credit A or Better Bond Index, the S&P 500/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. Prior to April 1, 2000, the bond portion of the combined index was comprised of the Lehman Long Credit AA or Better Bond Index. For the year ended December 31, 2000, the advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before a decrease of $636,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the fund had contributed capital of $1,236,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $219,000 and $9,000, respectively.

E. During the year ended December 31, 2000, the fund purchased $1,015,029,000 of investment securities and sold $2,625,383,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $708,577,000, and $202,331,000, respectively.

F. At December 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $564,623,000, consisting of unrealized gains of $719,485,000 on securities that had risen in value since their purchase and $154,862,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at December 31, 2000, was $105,146,000, for which the fund held cash collateral of $107,546,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
  of Independent Accountants

To the Shareholders and Trustees of Vanguard Wellesley Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2001









--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD WELLESLEY INCOME FUND
This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $125,585,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 20.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS

Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.

                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q270 022001